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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 15, 1997
                Date of report (Date of earliest event reported)



                         FREDERICK'S OF HOLLYWOOD, INC.
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                         1-8252                  95-2666265
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)         Identification No.)


             6608 HOLLYWOOD BOULEVARD, LOS ANGELES, CALIFORNIA 90028
                    (Address of Principal Executive Offices)

                                 (213) 466-5151
              (Registrant's Telephone Number, Including Area Code)


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Item 5. Other Events.


            On June 15, 1997, Frederick's of Hollywood, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Royalty Corporation, a Delaware corporation (the "Parent"), and Royalty Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Parent (the "Purchaser"), pursuant to which the Purchaser will merge with and into the Company (the "Merger"). At the effective time of the Merger, the Parent will become the sole stockholder of the Company. The Merger Agreement is attached as Exhibit 2 hereto and its terms are incorporated herein by reference.

            As a result of the Merger, (i) each outstanding share of the Company's Class A Capital Stock and Class B Capital Stock, each par value $1.00 per share (collectively the "Shares") (other than Shares held by the Company or any subsidiary of the Company or held in the Company's treasury and other than Shares as to which appraisal rights have been properly exercised under the General Corporation Law of the State of Delaware (the "DGCL")), will be converted into the right to receive $6.14 in cash, without interest, and (ii) each Share held by the Company or any of its subsidiaries or held in the Company's treasury will be cancelled, and no payment will be made with respect thereto.

            The Merger is conditioned upon, among other things, the approval of the holders of a majority of the Company's outstanding Class A Capital Stock and Class B Capital Stock consenting as separate classes and upon an amendment to the Company's Certificate of Incorporation, which amendment also requires the approval of the holders of a majority of the Company's outstanding Class A Capital Stock and Class B Capital Stock consenting as separate classes.

Item 7. Financial Statements and Exhibits.

            (c) The following exhibits are filed with this report:

            2. Agreement and Plan of Merger, dated as of June 15, 1997, among Frederick's of Hollywood, Inc., Royalty Corporation and Royalty Acquisition Corp.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FREDERICK'S OF HOLLYWOOD, INC.,
                                            a Delaware corporation
                                                     (Registrant)

Date:  June 20, 1997                        By  /s/ George W. Townson
                                                ------------------------------
                                                George W. Townson
                                                Chairman of the Board,
                                                President and Chief
                                                Executive Officer


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